UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2018

Mobivity Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

55 N. Arizona Place, Suite 310
Chandler, Arizona 85225
 (Address of principal executive offices) (zip code)

(866) 282-7660
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement

On June 28, 2018, Mobivity Holdings Corp. (the "Company") entered into a Securities Purchase Agreement with certain accredited investors in connection with a proposed private placement of up to 7,000,000 shares of its common stock at a price of $1.00 per share, for aggregate gross proceeds of up to $7.0 million.  The Securities Purchase Agreement includes customary representations, warranties, and covenants by the investors and the Company, and an indemnity from the Company. The transaction is further described in the press release issued by the Company on July 5, 2018, a copy of which is filed herewith as Exhibit 99.1.

An initial closing for $5,057,583 of the common stock financing was completed on June 29, 2018.  The Company expects to conduct additional closings for up to an additional $2,000,000 within the next several days of the filing of this report.

The foregoing description of the Securities Purchase Agreement is only a summary and is qualified in its entirety by reference to the Securities Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 above regarding the private placement under the Securities Purchase Agreement is hereby incorporated by reference into this Item 3.02.  The first closing of the transactions contemplated by the Securities Purchase Agreement occurred on June 29, 2018.  The Company issued an aggregate of 5,057,583 shares of its common stock to the investors in the Securities Purchase Agreement for gross proceeds of $5,057,583, consisting of $4,000,000 of cash and the cancellation of $1,047,583 of indebtedness under certain promissory notes issued by the Company in February 2018. The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit 10.1	Securities Purchase Agreement dated June 28, 2018 between the Company and the Buyers named therein
Exhibit 99.1	Press release dated July 5, 2018 regarding the private placement of common shares by the Company

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIVITY HOLDINGS CORP.

July 5, 2018	By:	/s/ Charles B. Mathews
Charles B. Mathews, Chief Financial Officer